Earnings Per Share (Earnings Allocable to Common Shares) (Details) $ / shares in Units, shares in Thousands, $ in Thousands	9 Months Ended
Dec. 31, 2017 USD ($) $ / shares shares
Numerator for basic earnings per share:
Income (loss) from operations attributable to Safety, Income & Growth Inc. and allocable to common shareholders	$ (3,669)
Net income (loss) Basic and Diluted	$ (3,669)
Denominator for basic and diluted earnings per share:
Weighted average common shares outstanding for basic and diluted earnings per common share (in shares) | shares	14,648
Per common share data:
Net income (loss) attributable to Safety, Income and Growth, Inc. and allocable to common shareholders (in dollars per share) | $ / shares	$ (0.25)